EXHIBIT 10.2

AMENDMENT NO. 2 TO
REVOLVING CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO REVOLVING CREDIT AND SECURITY AGREEMENT (“Amendment”) is dated as of May 18, 2017, and is entered into by and among GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (“GLDD”), GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company (“GLDD LLC”), NASDI HOLDINGS, LLC, a Delaware limited liability company (“NASDI), GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC., a Delaware corporation (“Environmental”), GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE SOLUTIONS, LLC, a Delaware limited liability company (“Solutions”), and GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE, LLC, a Delaware limited liability company (“Infrastructure”) (GLDD, GLDD LLC, NASDI, Environmental, Solutions and Infrastructure, collectively, the “Borrowers”, and each a “Borrower”), the Lenders identified on the signature pages hereof, and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”).

W I T N E S S E T H

WHEREAS, Borrowers, each other Credit Party party thereto from time to time, Agent and the lenders from time to time party thereto (the “Lenders”) are parties to that certain Revolving Credit and Security Agreement dated as of December 30, 2016 (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein have the definitions provided therefore in the Credit Agreement);

WHEREAS, Borrowers have informed Agent and Lenders that Borrowers desire to refinance the existing Note Indenture Obligations  pursuant to a new Indenture to be entered into on the date hereof;

WHEREAS, in connection therewith, Borrowers have requested that Agent and Required Lenders amend the Credit Agreement in certain respects, and Agent and Required Lenders have agreed to make such amendments, as set forth herein subject to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Amendments to Credit Agreement.  In reliance upon the representations and warranties of the Credit Parties set forth in Section 2 below and subject to the conditions to effectiveness set forth in Section 3 below:

(a)Section 1.2 of the Credit Agreement is hereby amended by amending and restating the definitions of “Immaterial Subsidiary”, “Maturity Date”, “Note Indenture” and “Note Indenture Obligations” in their entirety as follows:

“Immaterial Subsidiary” shall mean each of Dawson Marine Services Company, a Delaware corporation, Terra Contracting Services, LLC, a Delaware limited liability company, Terra Fluid Management, LLC, a Delaware limited liability company, and Fifty-Three Dredging Corporation, a New Jersey corporation.

“Maturity Date” shall mean December 30, 2019.

“Note Indenture” shall mean that certain Indenture, dated on or around May 24, 2017, among Wells Fargo, as trustee, GLDD and the Subsidiary Guarantors party thereto, as the same may be may be amended, restated, supplemented or otherwise modified from time to time.

“Note Indenture Obligations” shall mean all of (a) GLDD’s obligations under and with respect to the Note Indenture, including, without limitation, all obligations to pay principal in an aggregate principal amount not to exceed $325,000,000 under its 8.000% Senior Notes due 2022, and additional senior notes issued under the Note Indenture in an aggregate principal amount not to exceed $50,000,000 on terms and conditions which would satisfy each of the requirement of clauses (i) through (iv) of the proviso below in this definition as if the issuance of such additional notes constituted a refinancing of existing notes under the Note Indenture, and all interest, premium, fees, charges, expenses and indemnities with respect thereto, and all obligations to effect redemptions, repurchases and prepayments with respect thereto, in any case, whether fixed, contingent, matured or unmatured, and (b) GLDD's obligations under and with respect to such other unsecured Indebtedness the net proceeds of which are, in whole or in part, designated to be used, and are used reasonably promptly after the incurrence thereof, to refinance in whole or in part the then existing Note Indenture Obligations (including any subsequent refinancing thereof from time to time which constitutes a Permitted Note Refinancing); provided, that (i) the aggregate principal amount of such refinancing Indebtedness and any remaining Indebtedness under the Note Indenture (and any Permitted Note Refinancing thereof) does not exceed the principal amount of $375,000,000, (ii) immediately after giving effect to the incurrence of such refinancing Indebtedness and the application of proceeds thereof, GLDD and its Subsidiaries will be in pro forma compliance (giving effect to such refinancing as if it occurred as of the first day of the relevant period of calculation) with each financial covenant ratio set forth in Section 6.5 as of the most recently ended fiscal quarter for which financial statements (and the related compliance certificate) have been delivered pursuant to Section 9.9 (it being understood and agreed that GLDD shall provide a certification of such pro forma compliance but shall not be required to provide a Responsible Officer's Compliance Certificate), (iii) such refinancing Indebtedness has a final maturity more than 180 days after the Maturity Date and requires no scheduled payment of principal in cash prior to such date, and (iv) the terms of such refinancing Indebtedness, including the covenants, events of default and other terms and provisions (including quantities thereof), are reasonably acceptable to Agent, such acceptance not to be unreasonably withheld so long as such terms are no more restrictive, when taken as a whole, to GLDD and its Subsidiaries than are (x) in the case of any public issuance (including through a 144A or other similar issuance) of Indebtedness by GLDD, customary at the time of such refinancing of such type for issuers with a debt rating similar to that of GLDD and (y) in the case of any private issuance of Indebtedness by GLDD, as set forth in the Note Indenture (any such refinancing as described in this clause (b), a “Permitted Note Refinancing”).

2.Representations and Warranties.  Each Credit Party hereby represents and warrants to Agent and Lenders that as of the date hereof, after giving effect to this Amendment and the transactions contemplated hereby:

(a)The execution, delivery and performance of this Amendment has been duly authorized by all requisite limited liability company or corporate action, as applicable, on the part of each Credit Party;

(b)No Default or Event of Default has occurred and is continuing; and

(c)The representations and warranties of each Credit Party set forth in the Credit Agreement and each Other Document are true and correct in all material respects with the same effect as if made on the date hereof (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

3.Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the prior or concurrent consummation of each of the following conditions:

(a)Agent shall have received a copy of this Amendment executed by each Credit Party and Required Lenders;

(b)Agent shall have received an executed copy of that certain Indenture, to be dated on or around May 24, 2017, among Wells Fargo, as trustee, GLDD and the Subsidiary Guarantors party thereto, in substantially the form attached hereto as Exhibit A; and

(c)No Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Amendment.

4.Release.  In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Credit Party hereby releases and forever discharges Agent, each Lender and their respective directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and permitted assigns from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively “Claims”), of every kind and nature, however evidenced or created, whether known or unknown, arising prior to or on the date of this Amendment including, but not limited to, any Claims involving the extension of credit under or administration of this Amendment, the Credit Agreement or the Other Documents, as each may have been amended prior to the date hereof, or the Indebtedness incurred by Borrowers or any other transactions evidenced by this Amendment, the Credit Agreement or the Other Documents, in each case arising prior to or on the date of this Amendment.

5.Severability.  The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

6.References.  Any reference to the Credit Agreement contained in the Credit Agreement or any Other Document shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

7.Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Receipt by telecopy of any executed signature page to this Amendment shall constitute effective delivery of such signature page.  This Amendment to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including “pdf”), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

8.Ratification.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement and the Other Documents.  Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect.

9.Costs and Expenses.  Each Credit Party acknowledges that Section 16.9 of the Credit Agreement applies to this Amendment and the transactions, agreements and documents contemplated hereunder.

10.Governing Law.  THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWERS:

GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation

By:	/s/ MARK W. MARINKO
Name:	Mark W. Marinko
Title:	Senior Vice President & Chief Financial Officer

GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company

By:	/s/ MARK W. MARINKO
Name:	Mark W. Marinko
Title:	Senior Vice President & Chief Financial Officer

NASDI HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ KATHERINE M. O’HALLORAN
Name:	Katherine M. O'Halloran
Title:	Treasurer

GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC., a Delaware corporation

By:	/s/ KATHERINE M. O’HALLORAN
Name:	Katherine M. O'Halloran
Title:	Treasurer

Signature Page to Amendment No. 2 to Revolving Credit and Security Agreement

GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE SOLUTIONS, LLC, a Delaware limited liability company

By:	/s/ KATHERINE M. O’HALLORAN
Name:	Katherine M. O'Halloran
Title:	Treasurer

GREAT LAKES ENVIRONMENTAL & INFRASTRUCTURE, LLC, a Delaware limited liability company

By:	/s/ KATHERINE M. O’HALLORAN
Name:	Katherine M. O'Halloran
Title:	Treasurer

Signature Page to Amendment No. 2 to Revolving Credit and Security Agreement

PNC BANK, NATIONAL ASSOCIATION,
As Lender and as Agent

By:	/s/ ADAM MOSS
Name:	Adam Moss
Title:	Vice President

Signature Page to Amendment No. 2 to Revolving Credit and Security Agreement

Deutsche Bank AG New York BRANCH,
As a Lender

By:	/s/ MARCUS TARKINGTON
Name:	Marcus Tarkington
Title:	Director

By:	/s/ ANCA TRIFAN
Name:	Anca Trifan
Title:	Managing Director

Signature Page to Amendment No. 2 to Revolving Credit and Security Agreement

The PrivateBank and Trust Company,
As a Lender

By:	/s/ BRETT HRUPEK
Name:	Brett Hrupek
Title:	Managing Director

Signature Page to Amendment No. 2 to Revolving Credit and Security Agreement

SunTrust Bank,
As a Lender

By:	/s/ DOUGLAS M. SHERLAG
Name:	Douglas M. Sherlag
Title:	Director

Signature Page to Amendment No. 2 to Revolving Credit and Security Agreement

Texas Capital Bank, National Association,
As a Lender

By:	/s/ TERRI SANDRIDGE
Name:	Terri Sandridge
Title:	Vice President

Signature Page to Amendment No. 2 to Revolving Credit and Security Agreement

Woodforest National Bank,
As a Lender

By:	/s/ JOHN ZIMBO
Name:	John Zimbo
Title:	First Vice President

Signature Page to Amendment No. 2 to Revolving Credit and Security Agreement

BANK OF AMERICA, N.A.,
As a Lender

By:	/s/ CIARA BOCHENEK
Name:	Ciara Bochenek
Title:	Vice President

Signature Page to Amendment No. 2 to Revolving Credit and Security Agreement

CAPITAL ONE, NATIONAL ASSOCIATION,
As a Lender

By:	/s/ MICAH SPELLMAN
Name:	Micah Spellman
Title:	Vice President

Signature Page to Amendment No. 2 to Revolving Credit and Security Agreement

Exhibit A

(See attached)

See the Indenture, dated May 24, 2017, by and among the Company, certain subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee, attached as Exhibit 4.2 to this Current Report on Form 8-K, filed May 24, 2017.